                                                                     EXHIBIT 3.4

                                                                     [ILLEGIBLE]

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                           ACCOUNT-A-CALL CORPORATION

         JAMES ROTHMAN and MICHAEL ATLAS certify that:

         1. They are the President and Secretary, respectively, of ACCOUNT-A-CALL CORPORATION.

         2. Article Second of the Articles of Incorporation is amended to read as follows:

                  "SECOND: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporation Code."

         Article Third of the Articles of Incorporation is amended to read as follows:

                  "THIRD: The corporation elects to be governed by all the provisions of the General Corporation Law of California not otherwise applicable to it under Chapter 23 thereof."

         Article Fourth of the Articles of Incorporation is stricken from the Articles.

         Article Fifth of the Articles of Incorporation is amended to read as follows:

                  "FIFTH: This Corporation is authorized to issue only one class of shares of stock. The total number of said shares shall be 20,000."

         Article Sixth of the Articles of Incorporation is stricken from the Articles.

         3. The foregoing amendments have been approved by the Board of Directors.

         4. The Board of Directors acting alone has the power to approve and adopt the foregoing amendments since the amendments make to change in the authorized number of directors and do no more than conform the statement of purposes and powers of California Corporations Code Section 202(b) and delete statements regarding the number of directors, the names and addresses of the first directors, and reference to par value and location of principal office, all as permitted by California Corporations Code Section 902(d) and Section 2302.

                                                /s/ JAMES ROTHMAN
                                                --------------------------------
                                                JAMES ROTHMAN, President

                                                /s/ MICHAEL ATLAS
                                                --------------------------------
                                                MICHAEL ATLAS, Secretary

         Each of the undersigned respectively declares, under penalty of perjury, that the matters set forth in the foregoing Certificate of Amendment of Articles of Incorporation are true of his own knowledge. Executed at Los Angeles County, California, on July 25, 1977.

                                                /s/ JAMES ROTHMAN
                                                --------------------------------
                                                JAMES ROTHMAN

                                                /s/ MICHAEL ATLAS
                                                --------------------------------
                                                MICHAEL ATLAS

                             CONSENT OF SHAREHOLDERS

         Each of the following shareholders of record of the corporation consent to the foregoing Certificate of Amendment of Articles of Incorporation.

                                                Number of Shares
Name                                                of record
----                                            ----------------
/s/ MICHAEL ATLAS                                      320
------------------------
MICHAEL ATLAS

/s/ JAMES ROTHMAN                                      320
------------------------
JAMES ROTHMAN

/s/ JAMES ROTHMAN                                       40
------------------------
JAMES ROTHMAN, TRUSTEE
FOR MELISSA ROTHMAN

/s/ NORMAN YORK                                        320
------------------------                              ----
NORMAN YORK                           TOTAL           1000
                                                      ====

         Each of the undersigned respectively declares under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment of Articles of Incorporation have been ratified, adopted and approved by all the shareholders of record of the corporation representing all 1000 shares issued and outstanding and that the matters set forth in the foregoing Certificate of Amendment of Articles of Incorporation are true of his own knowledge. Executed at Los Angeles County, California, on July 25, 1977.

                                                Number of Shares
Name                                                of record
----                                            ----------------
/s/ MICHAEL ATLAS                                      320
------------------------
MICHAEL ATLAS

/s/ JAMES ROTHMAN                                      320
------------------------
JAMES ROTHMAN

/s/ JAMES ROTHMAN                                       40
------------------------
JAMES ROTHMAN, TRUSTEE
FOR MELISSA ROTHMAN

/s/ NORMAN YORK                                        320
------------------------                              ----
NORMAN YORK
                                        Total         1000
                                                      ====